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                                                                   EXHIBIT 23.1


                         CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 3, 1999 relating to the financial statements and financial statement schedule, which appears in Allaire Corporation's Annual Report on Form 10-K for the year ended December 31, 1998.




                                              /s/ PricewaterhouseCoopers LLP
                                                  PricewaterhouseCoopers LLP


Boston, Massachusetts
July 23, 1999